UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):  September 9, 2014

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

15021 Katy Freeway, Suite 400

Houston, Texas, 77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Elective Employer Contribution under the Supplemental Executive Retirement Plan.  On September 9, 2014,  the Board of Directors of Alta Mesa Holdings, GP. LLC, the general partner of Alta Mesa Holdings, LP, a Texas limited partnership (the “Company”) approved an Elective Employer Contribution,  as defined in the Alta Mesa Holdings, LP Supplemental Executive Retirement Plan (the “Supplemental Executive Retirement Plan”)  for Michael McCabe,  Vice President and Chief Financial Officer of the Company.  The Elective Employer Contribution was made effective September 9, 2014 with a contribution amount of $3,000,000.  Fifty percent (50%) of the contribution amount was vested immediately upon the execution of the award, and the remaining amount will vest as follows:

VESTING DATE	VESTED PERCENTAGE
September 9, 2014	50.00%
September 9, 2015	66.67%
September 9, 2016	83.34%
September 9, 2017	100.00%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

September 15, 2014	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer of Alta Mesa Holdings GP, LLC, general partner of Alta Mesa Holdings, LP